UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2004

SYMYX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	000-27765 (Commission File Number)	77-0397908 (IRS Employer Identification No.)

3100 Central Expressway Santa Clara, California (Address of principal executive offices)		95051 (Zip Code)

Registrant’s telephone number, including area code: (408) 764-2000

Not Applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated January 15, 2004, issued by Symyx Technologies, Inc.

Item 9. Regulation FD Disclosure.

     The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

     On January 15, 2004, Symyx Technologies, Inc. issued a press release giving revenue, earnings and certain other financial guidance pertaining to 2004 and announcing that the Chairman and Chief Executive Officer of Symyx Technologies, Inc. will present this and certain other information at the 22nd Annual JPMorgan Healthcare Conference on January 15, 2004. A copy of the January 15, 2004 press release is included as Exhibit 99.1 hereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMYX TECHNOLOGIES, INC. (Registrant)

Date: January 15, 2004	By:	/s/ Steven D. Goldby Steven D. Goldby Chairman of the Board, Chief Executive Officer (Principal Executive Officer)

Date: January 15, 2004	By:	/s/ Jeryl L. Hilleman Jeryl L. Hilleman Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated January 15, 2004, issued by Symyx Technologies, Inc.